CURRENT REPORT FOR ISSUERS SUBJECT TO THE

1934 ACT REPORTING REQUIREMENTS

FORM 8-K

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act

April 19, 2005

Date of Report

(Date of Earliest Event Reported)

AXM PHARMA, INC.

(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7251 West Lake Mead Blvd., Suite 300,

Las Vegas, NV 89128

(Address of principal executive offices (zip code))

(702) 562-4155

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a - 12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13d-4(c))

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation

AXM Pharma, Inc. accepted subscriptions in the amount of $3,125,000 on April 19, 2005, with 8 accredited investors pursuant to a private equity financing.  The placement was co-managed by H.C. Wainwright & Co, Inc. and Chardan Capital Markets.  Funding is expected to occur over the next several business days.  Net proceeds from the offering after estimated costs and expenses, including fees of the placement agent, are approximately $2,767,500.  We issued 6.25 Units, each consisting of one (1) $500,000 Secured Promissory Note and three hundred thousand (300,000) Common Stock Purchase Warrants (Series A Warrants) and three hundred thousand (300,000) special Common Stock Purchase Warrants (Series B Warrants).  For each $500,000 of Notes purchased pursuant to that certain Note and Warrant Purchase Agreement entered into on April 19, 2005 between the Company and those Purchasers listed on Exhibit A to the Agreement, such Purchaser shall receive a Series A Warrant to purchase up to 300,000 shares of Common Stock at an exercise price of $2.90 per share and a Series B Warrant to purchase up to 300,000 shares of Common Stock at an exercise price per share of $3.50.  Each Purchaser shall also be entitled to receive a Series C Warrant to purchase a number of shares of Common Stock equal to one hundred percent (100%) of the number of Conversion Shares issuable upon conversion of such Purchaser’s Note at an exercise price per share equal to the Conversion Price.  The Series A Warrants and the Series B Warrants shall expire five (5) years following the Closing Date and the Series C Warrants shall expire one (1) year following the effective date of the registration statement providing for the resale of the Conversion Shares and the Warrant Shares.

Each Note is due on April 19, 2007 and is convertible at the option of the holder anytime in whole or in part at $2.10.  The notes bear interest at the rate of nine percent (9%) per annum, convertible into shares of AXM’s common stock, par value $0.001 per share.  The interest is payable monthly commencing on the fifth (5th) month following the Issuance Date, in cash or in shares of AXM’s common stock.  Commencing on the fifth (5th) month following the Issuance Date and continuing thereafter on the first (1st) business day of each month until the Maturity Date, AXM shall pay the Principal Installment Amount equal to one-twentieth (1/20th) of the original principal amount of the Note plus any accrued but unpaid interest to the holder; provided, however, if on any Principal Payment Date, the outstanding principal amount of the Note plus any accrued but unpaid interest is less than the Principal Installment Amount, then AXM shall pay such lesser amount.  AXM may pay the Principal Installment Amount in cash or registered shares of Common Stock. If AXM elects to pay the Principal Installment Amount in registered shares of Common Stock, the number of registered shares of Common Stock to be issued to the holder shall be an amount equal to the Principal Installment Amount divided by eighty-five percent (85%) of the average of the VWAP for the five (5) Trading Days immediately preceding the Principal Payment Date; provided, that, in no event shall the number of registered shares of Common Stock to be issued to the holder be greater than an amount equal to the Principal Installment Amount divided by eighty percent (80%) of the VWAP on the date AXM provides the holder with notice as to how AXM will pay the upcoming Principal Installment Amount, which notice must be given ten (10) business days prior to such payment.

The parties to the Note and Purchase Agreement, along with AXM’s wholly owned subsidiary AXM Pharma (Shenyang) Inc., also entered into a Security Agreement dated April 19, 2005.  Pursuant to the Security Agreement, Investors are granted a security interest in the real property at which AXM Pharma (Shenyang) Inc.’s factory is located and all equipment and inventory of every kind and nature located on the real property, as well as all proceeds and products of such real property, except for any accounts receivables.  This security is senior to all other creditors except for the existing line of credit with Shanghai Pudong Development Bank.  Additionally, AXM also granted a security interest in 100% of the shares of its wholly owned subsidiary, Werke Pharmaceuticals, Inc., which owns AXM Shenyang.

In addition to its fees and expenses, the placement agent and co-placement agent, or its assigns, will receive commissions and warrants as follows, but each agent shall only receive such commissions and warrants for the investors participating in the offering through each agent’s own efforts.  A selling commissions in an amount equal to 10% of the gross subscription proceeds shall be awarded, as well as one (1) 5-year Warrant to purchase shares of the Company’s Common Stock at $2.90 per share for each 10 shares underlying the Notes and Warrants issued by the Company in connection with the offering.

We are obligated to file a registration statement within 30 days of the closing covering the shares of common stock underlying the Promissory Notes and Warrants and an additional number of shares to account for monthly redemptions.    Additionally, we are obligated to seek shareholder approval of our stockholders within sixty (60) days of the Closing Date to authorize the issuance of shares of Common Stock upon conversion of the Notes and/or exercise of the Warrants in excess of 19.99% of the number of shares of Common Stock outstanding immediately prior to the Closing Date.

The private equity financing described herein was made pursuant to the exemption from the registration provisions of the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. The securities issued have not been registered under the Act and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

Section 9 – Financial Statements and Exhibits

Item 9.01:  Financial Statements and Exhibits

(c) Exhibits

Exhibit No.

Description

10.1

Form of Note and Warrant Purchase Agreement, dated April 19, 2005, by and between the Company and each of the Purchasers thereto.

10.2

Form of Registration Rights Agreement, dated April 19, 2005, by and between the Company and each of the Purchasers thereto.

10.3

Form of Convertible Promissory Note dated April 19, 2005.

10.4

Form of Series A Warrant

10.5

Form of Series B Warrant

10.6

Form of Series C Warrant

10.7

Form of Security Agreement, dated April 19, 2005, by and between the Company and each of the Secured parties thereto.

10.8

Form of Mortgage Agreement, dated April 19, 2005, by and between the Company and each of the Mortgagees thereto.

99.1

Press Release dated April 19, 2005, relating to the financing described herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

AXM PHARMA, INC.

By: /s/ Chet Howard
Chet Howard
Chief Executive Officer